RELATED PARTY BALANCES AND TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2019
RELATED PARTY BALANCES AND TRANSACTIONS
Schedule of related party transactions

	As of December 31,
	2018	2019
Renren and its subsidiaries (1)	$78,108	$—
Shareholder Value Fund (3)	—	4,214
Total	$78,108	$4,214

(1)

The amount mainly represents advanced funds provided by Renren and its subsidiaries to finance the Company’s daily operations. The amounts are interest-free and are repayable on demand. On April 30, 2019, the amount of $76,007 was waived by Renren. The Company received $113.4 million from Renren and repaid $116.8 million to Renren in the year of 2019, including the repayment for the loan of $1.1 million due to Renren,  which was assumed by KAG in the SPAC Transaction from CM Seven Star. There was no outstanding balance as of December 31, 2019.

(2)

Renren has pledged restricted cash as security for US$2 million, and a subsidiary of Renren provided a  guarantee for $7,182 short term debts obtained by the Company in 2019 from East West Bank, see Note 10 for detail.

(3)

On April 30, 2019, KAH, KAG, Renren and SVF executed an agreement (the “Waiver Agreement”) pursuant to which KAG and Renren waived certain rights under the Share Exchange Agreement in exchange for SVF’s commitment to (i) contribute $1.6 million to KAH within two weeks after the closing of the SPAC Transaction, (ii) set a limit on the liabilities to be paid by cash (up to $4.0 million) and noncash (up to $2.6 million) consideration by KAH and (iii) use its best efforts to restructure $2.6 million KAH due to SVF prior to the SPAC Transaction, which would have become past due upon the closing of the SPAC Transaction.